SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 1997

                          Jos. A. Bank Clothiers, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                        33-76282                      36-3189198
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(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                 500 Hanover Pike
                Hampstead, Maryland                                    21074
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       (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number,
including area code:                                           (410) 239-2700
                                                             -------------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)



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Item 5.  Other Events.
----------------------

                  On September 19, 1997, the Board of Directors of Jos. A. Bank Clothiers, Inc. (the "Company") declared a distribution of one Right for each outstanding share of Common Stock, par value $.01 per share (the "Company Common Stock"), to stockholders of record at the close of business on September 30, 1997 and for each share of Company Common Stock issued (including shares distributed from the treasury) by the Company thereafter and prior to the Distribution Date. Each Right entitles the registered holder, subject to the terms of the Rights Agreement (as such term is defined below), to purchase from the Company one one-hundredth of a share (a "Unit") of a newly designated Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock") at a purchase Price of $40.00 per Unit, subject to adjustment. The Purchase Price is payable in cash or by certified or bank check or money order payable to the order of the Company. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the "Rights Agreement"). All capitalized terms contained herein and not otherwise defined shall have the meaning ascribed to them in the Rights Agreement.

                  Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Company Common Stock and the Distribution Date will occur upon the earlier of (i) ten business days (or such later date as may be determined by action of the Board of Directors) following a public announcement (the date of such announcement being the "Stock Acquisition Date") that a person or group of affiliated or associated persons (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or such Subsidiary) (an "Acquiring Person") has acquired, obtained the right to acquire, or otherwise obtained, without the approval of the Board of Directors, beneficial ownership of 20% or more of the then outstanding shares of Company Common Stock (provided that such person or group remains the beneficial owner of 20% or more of the outstanding Company Common Stock on such date), and (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time that any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the then outstanding shares of Company Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after September 30, 1997 (also including shares

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distributed from the treasury) will contain a notation incorporating the Rights
Agreement by reference and (iii) the surrender for transfer of any certificates representing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock represented by such certificates.

                  The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the Rights Agreement unless earlier redeemed by the Company as described below.

                  As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

                  In the event that (i) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding, (ii) a Person becomes the beneficial owner of 20% or more of the then outstanding shares of Company Common Stock, without the approval of the Board of Directors, and remains the beneficial owner of 20% of the outstanding shares of Company Common Stock as of the Distribution Date, (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., by means of a reverse stock split or recapitalization), then, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock (or, in certain circumstances, Company Common Stock, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

                  In the event that, at any time following the Stock Acquisition Date and without the prior approval of the Board of Directors, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation (other than a merger described in the preceding paragraph), (ii) any Person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right

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(except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a value equal to two times the adjusted exercise price of the Right.

                  The Purchase Price payable, and the number of Units of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to the holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Units of Preferred Stock. In lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock prior to the date of exercise.

                  At any time until the Distribution Date, a majority of the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable, at the election of such majority of the Board of Directors in cash or shares of Company Common Stock. Immediately upon the action of a majority of the Board of Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration).

                  Any of the provisions of the Rights Agreement may be amended at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the

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Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

                  A total of 150,000 shares of Preferred Stock will be reserved for issuance upon exercise of the Rights. The Units of Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable and subordinate to any other shares of preferred stock that may be issued by the Company.

                  Each Unit of Preferred Stock will have a minimum preferential quarterly dividend rate of $.01 per Unit but will, in any event, be entitled to a dividend equal to the per share dividend declared on the Company Common Stock.

                  In the event of liquidation, the holder of a Unit of Preferred Stock will receive a preferred liquidation payment equal to the greater of $40.00 per Unit and the per share amount paid in respect of a share of Company Common Stock.

                  Each Unit of Preferred Stock will have one vote, voting together with the Company Common Stock. The holders of Units of Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Preferred Stock are in arrears for six fiscal quarters.

                  In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of Company Common Stock.

                  The rights of holders of the Preferred Stock to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

                  Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of Company Common Stock.

                  The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by a majority of the Board of Directors unless the offer is conditioned on a substantial number of Rights being acquired. However, the Rights should not interfere with any merger or other business combination approved by a majority of the Board of Directors because the Rights may be redeemed by the Company at



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$.01 per Right at any time on or prior to the tenth business day following the
Stock Acquisition Date (subject to extension by a majority of the Board of Directors). To the extent any potential acquirors are deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

                  The Board of Directors of the Company declared the distribution of Rights after considering the extensive consolidation activity taking place over the past year. The Rights will protect stockholders against partial tender offers and other abusive tactics that might be used in an attempt to gain control of the Company without paying all stockholders a fair price for their shares by encouraging anyone attempting to acquire the Company to first negotiate with the Board of Directors of the Company.

                  The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes (i) as Exhibit A the Form of Rights Certificate, (ii) as Exhibit B the Summary of Rights to Purchase Preferred Stock and (iii) as Exhibit C the Certificate of Designation for the Preferred Stock, is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.1.

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Item 7.  Financial Statements and Exhibits
------------------------------------------

     Exhibit 4.1 Form of Rights Agreement dated as of September 19, 1997, between Jos. A. Bank Clothiers, Inc. and Continental Stock Transfer and Trust Company, including Form of Rights Certificate (Exhibit A), Summary of Rights to Purchase Preferred Stock (Exhibit B) and Certificate of Designation for the Series A Preferred Stock (Exhibit C).

     Exhibit 20.1     Press Release dated September 19, 1997.

     Exhibit 20.2 Form of Letter to Stockholders of Jos. A. Bank Clothiers, Inc. regarding the adoption of the Rights Plan pursuant to the Rights Agreement.

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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       JOS. A. BANK CLOTHIERS, INC.

                                       By:   /s/ Timothy F. Finley
                                           ---------------------------
                                           Timothy F. Finley,
                                           Chief Executive Officer

Date: September 22, 1997

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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                 Page
  No.                   Description                                      No.
-------                 -----------                                     ----
4.1                     Form of Rights Agreement dated as
                        of September 19, 1997, between
                        Jos. A. Bank Clothiers, Inc., and
                        Continental Stock Transfer and
                        Trust Company, including Form of
                        Rights Certificate (Exhibit A),
                        Summary of Rights to Purchase
                        Preferred Stock (Exhibit B) and
                        Certificate of Designation for
                        the Series A Preferred Stock
                        (Exhibit C).

20.1                    Form of Press Release dated
                        September 19, 1997.

20.2                    Form of Letter to Stockholders of
                        Jos. A. Bank Clothiers, Inc.,
                        regarding the adoption of the
                        Rights Plan pursuant to the
                        Rights Agreement.


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